MERRILL LYNCH INVESTOR CHOICE ANNUITY (IRA SERIES)

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated March 22, 2018

to the

Prospectus dated May 1, 2017

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated March 22, 2018

to the

Prospectus dated May 1, 2015

Effective on or about March 28, 2018 (the “Liquidation Date”), due to the liquidation of its underlying portfolio (the “Portfolio”), the JPMorgan Multi-Cap Market Neutral Fund subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Investment Management, Inc.

Prior to the Liquidation Date, you may transfer any contract value allocated to the Subaccount to another subaccount. This transfer will not count against the number of free transfers permitted annually.

If you still have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolio held for you in the Subaccount will be exchanged for shares of the Ready Assets Government Liquidity Fund (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the Ready Assets Government Liquidity Fund subaccount (the “Money Market Subaccount”).

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Investor Choice Annuity (IRA Series) dated May 1, 2017 and May 1, 2015, respectively